UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 16, 2024
(Date of earliest event reported)

BBCMS Mortgage Trust 2024-5C29
(Central Index Key Number 0002034721)

(Exact name of issuing entity)

Barclays Capital Real Estate Inc.
(Central Index Key Number 0001549574)

(Exact name of sponsor as specified in its charter)

Argentic Real Estate Finance 2 LLC

(Central Index Key Number 0001968416)

(Exact name of sponsor as specified in its charter)

Starwood Mortgage Capital LLC

(Central Index Key Number 0001548405)

(Exact name of sponsor as specified in its charter)

KeyBank National Association

(Central Index Key Number 0001089877)

(Exact name of sponsor as specified in its charter)

Societe Generale Financial Corporation

(Central Index Key Number 0001755531)
(Exact name of sponsor as specified in its charter)

German American Capital Corporation

(Central Index Key Number 0001541294)
(Exact name of sponsor as specified in its charter)

LMF Commercial, LLC

(Central Index Key Number 0001592182)

(Exact name of sponsor as specified in its charter)

UBS AG

(Central Index Key Number 0001685185)
(Exact name of sponsor as specified in its charter)

BSPRT CMBS Finance, LLC

(Central Index Key Number 0001722518)

(Exact name of sponsor as specified in its charter)

Bank of Montreal
(Central Index Key Number 0000927971)
(Exact name of sponsor as specified in its charter)

Citi Real Estate Funding Inc.
(Central Index Key Number 0001701238)
(Exact name of sponsor as specified in its charter)

Barclays Commercial Mortgage Securities LLC
(Central Index Key Number 0001541480)

(Exact name of registrant as specified in its charter)

Delaware	333-276033-04	27-010880
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

745 Seventh Avenue
New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      (212) 412-4000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Item 8.01.	Other Events.

On September 16, 2024, Barclays Capital Inc. (“Barclays”), KeyBanc Capital Markets Inc. (“KeyBanc”), SG Americas Securities, LLC (“SGAS”), Deutsche Bank Securities Inc. (“DBSI”), UBS Securities LLC (“UBS Securities”), BMO Capital Markets Corp. (“BMO Capital Markets”), Citigroup Global Markets Inc. (“CGMI”), Academy Securities, Inc. (“Academy”) and Drexel Hamilton, LLC (“Drexel” and, together in such capacity with Barclays, KeyBanc, SGAS, DBSI, UBS Securities, BMO Capital Markets, CGMI and Academy, the “Underwriters”) entered into an agreement with Barclays Commercial Mortgage Securities LLC (the “Registrant”) and Barclays Capital Holdings Inc. (“BCHI”), dated as of September 16, 2024 (the “Underwriting Agreement”), an executed version of which is attached hereto as Exhibit 1.1, with respect to the sale of the Public Certificates (as defined below) scheduled to occur on September 27, 2024 (the “Closing Date”). The Public Certificates will have an aggregate initial principal amount of $961,529,000.

The Registrant also entered into an agreement to sell the Private Certificates, having an aggregate initial principal amount of $103,878,151, to Barclays, KeyBanc, SGAS, DBSI, UBS Securities, BMO Capital Markets, CGMI, Academy and Drexel (collectively in such capacity, the “Initial Purchasers”), pursuant to a certificate purchase agreement, dated as of September 16, 2024 (the “Certificate Purchase Agreement”), among the Registrant, BCHI and the Initial Purchasers. The Private Certificates will be sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

On the Closing Date, Barclays Commercial Mortgage Securities LLC (the “Depositor”) will cause the issuance of the BBCMS Mortgage Trust 2024-5C29, Commercial Mortgage Pass-Through Certificates, Series 2024-5C29 (the “Certificates”), pursuant to a pooling and servicing agreement, dated and effective as of September 1, 2024, an executed version of which is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among the Registrant, KeyBank National Association, as master servicer, Argentic Services Company LP, as special servicer, Computershare Trust Company, National Association, as certificate administrator, U.S. Bank Trust Company, National Association, and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

The Certificates will consist of the following classes, designated as (i) Class A-1, Class A-2, Class A-3, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”) and (ii) Class X-D, Class X-F, Class D, Class E, Class F, Class G-RR, Class H-RR, Class S and Class R Certificates (the “Private Certificates”).

Several Mortgage Loans that are among the assets of the Issuing Entity are part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the affected Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Mortgage Loan	Intercreditor Agreement	Non-Serviced PSA (if any)
277 Park Avenue	4.8	4.2
Baybrook Mall	4.9	4.3
BioMed 2024 Portfolio 2	4.10	4.4
Stonebriar Centre	4.11	4.5
Northbridge Centre	4.12	4.6
Westshore Crossing	4.13	N/A
Bronx Terminal Market	4.14	4.3(1)
Northwoods Apartments	4.15	N/A
GNL Industrial Portfolio	4.16	4.7

(1)       The subject Whole Loan will be serviced under the Pooling and Servicing Agreement or related pooling and servicing agreement, as applicable, until the securitization of the applicable controlling pari passu companion loan, after which the subject Whole Loan will be serviced pursuant to the pooling and servicing agreement for such securitization. That pooling and servicing agreement will be identified and filed on a Form 8-K following such securitization.

The Certificates represent, in the aggregate, the entire beneficial ownership in BBCMS Mortgage Trust 2024-5C29 (the “Issuing Entity”), a common law trust fund to be formed on September 27, 2024 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 55 commercial, multifamily and/or manufactured housing community mortgage loans (the “Mortgage Loans”). The Mortgage Loans will be acquired by the Registrant from (i) Barclays Capital Real Estate Inc. (“BCRE”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated and effective as of September 27, 2024, among the Registrant, BCHI and BCRE (the “Barclays Mortgage Loan Purchase Agreement”), (ii) Argentic Real Estate Finance 2 LLC (“AREF2”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated and effective as of September 27, 2024, between the Registrant and AREF2 (the “AREF2 Mortgage Loan Purchase Agreement”), (iii) Starwood Mortgage Capital LLC (“Starwood”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated and effective as of September 27, 2024, between the Registrant and Starwood (the “Starwood Mortgage Loan Purchase Agreement”), (iv)  KeyBank National Association (“KeyBank”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated and effective as of September 27, 2024, between the Registrant and KeyBank (the “KeyBank Mortgage Loan Purchase Agreement”), (v) Societe Generale Financial Corporation (“SGFC”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.5 and dated and effective as of September 27, 2024, among the Registrant, Société Générale and SGFC (the “SGFC Mortgage Loan Purchase Agreement”), (vi) German American Capital Corporation (“GACC”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.6 and dated and effective as of September 27, 2024, between the Registrant and GACC (the “GACC Mortgage Loan Purchase Agreement”), (vii) LMF Commercial, LLC (“LMF”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.7 and dated and effective as of September 27, 2024, between the Registrant and LMF (the “LMF Mortgage Loan Purchase Agreement”), (viii) UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York (“UBS AG”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.8 and dated and effective as of September 27, 2024, between the Registrant and UBS AG (the “UBS AG Mortgage Loan Purchase Agreement”), (ix) BSPRT CMBS Finance, LLC (“BSP”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.9 and dated and effective as of September 27, 2024, among the Registrant, BSP and Franklin BSP Realty Trust, Inc. (the “BSP Mortgage Loan Purchase Agreement”), (x) Bank of Montreal (“BMO”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.10 and dated and effective as of September 27, 2024, between the Registrant and BMO (the “BMO Mortgage Loan Purchase

Agreement”) and (xi) Citi Real Estate Funding Inc. (“CREFI”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.11 and dated and effective as of September 27, 2024, between the Registrant and CREFI (the “CREFI Mortgage Loan Purchase Agreement”).

The Public Certificates and the Mortgage Loans are more particularly described in the prospectus, dated September 16, 2024 (the “Prospectus”) and as filed with the Securities and Exchange Commission on September 18, 2024. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of September 16, 2024.

The related registration statement (file no. 333-276033) was originally declared effective on April 12, 2024.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.
(d)	Exhibits
Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated as of September 16, 2024, among Barclays Commercial Mortgage Securities LLC, as depositor, Barclays Capital Inc., KeyBanc Capital Markets Inc., SG Americas Securities, LLC, Deutsche Bank Securities Inc., UBS Securities LLC, BMO Capital Markets Corp., Citigroup Global Markets Inc., Academy Securities, Inc. and Drexel Hamilton, LLC, as underwriters, and Barclays Capital Holdings Inc.
Exhibit 4.1	Pooling and Servicing Agreement, dated and effective as of September 1, 2024, among Barclays Commercial Mortgage Securities LLC, as depositor, KeyBank National Association, as master servicer, Argentic Services Company LP, as special servicer, Computershare Trust Company, National Association, as certificate administrator, U.S. Bank Trust Company, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.2	Trust and Servicing Agreement, dated as of August 8, 2024, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, KeyBank National Association, as master servicer and special servicer, Computershare Trust Company, National Association, as trustee, Deutsche Bank National Trust Company, as certificate administrator, as back-up advancing agent, as paying agent and as custodian, and Park Bridge Lender Services LLC, as operating advisor.
Exhibit 4.3	Pooling and Servicing Agreement, dated and effective as of August 1, 2024, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.4	Trust and Servicing Agreement, dated as of August 15, 2024, among Citigroup Commercial Mortgage Securities Inc., as depositor, KeyBank National Association, as master servicer and as special servicer, and Wilmington Trust, National Association, as trustee, and Computershare Trust Company, National Association, as certificate administrator.
Exhibit 4.5	Pooling and Servicing Agreement, dated and effective as of August 1, 2024, among GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master Servicer, 3650 REIT Loan Servicing LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer
Exhibit 4.6	Pooling and Servicing Agreement, dated as of September 1, 2024, among BMO Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, Computershare Trust Company, National Association, as certificate administrator, and Computershare Trust Company, National Association, as trustee.

Exhibit 4.7	Pooling and Servicing Agreement, dated as of May 1, 2024, between BMO Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Argentic Services Company LP, as special servicer, Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, Computershare Trust Company, National Association, as trustee, and Computershare Trust Company, National Association, as certificate administrator.
Exhibit 4.8	Co-Lender Agreement, dated as of August 6, 2024, between German American Capital Corporation, as Initial Note A-1 Holder, Initial Note A-2 Holder, Initial Note A-3 Holder, Initial Note A-4 Holder, Initial Note A-5 Holder, Initial Note A-6 Holder and Initial Note A-7 Holder, and German American Capital Corporation, as Initial Note B Holder.
Exhibit 4.9	Agreement Between Note Holders, dated as of July 19, 2024, by and between Morgan Stanley Bank, N.A., as Initial Note A-1 Holder, Initial Note A-2 Holder, Initial Note A-3 Holder and Initial Note A-4 Holder, Barclays Capital Real Estate Inc., as Initial Note A-5 Holder, Initial Note A-6 Holder, Initial Note A-7 Holder and Initial Note A-8 Holder, and Societe Generale Financial Corporation, as Initial Note A-9 Holder, Initial Note A-10 Holder and Initial Note A-11 Holder.
Exhibit 4.10	Agreement Between Noteholders, dated as of August 9, 2024, by and among Citi Real Estate Funding Inc., as Initial Note A-1 Holder and Initial Note A-5 Holder, JPMorgan Chase Bank, National Association, as Initial Note A-2 Holder and Initial Note A-6 Holder, Goldman Sachs Bank USA, as Initial Note A-3 Holder and Initial Note A-7 Holder, Wells Fargo Bank, National Association, as Initial Note A-4 Holder and Initial Note A-8 Holder, Citi Real Estate Funding Inc., as Initial Note B-1 Holder, JPMorgan Chase Bank, National Association, as Initial Note B-2 Holder, Goldman Sachs Bank USA, as Initial Note B-3 Holder, and Wells Fargo Bank, National Association, as Initial Note B-4 Holder.
Exhibit 4.11	Agreement Between Noteholders, dated as of July 29, 2024, by and among Goldman Sachs Bank USA, as initial holder of Note A-1-1, Note A-1-2, Note A-1-3, Note A-1-4 and Note A-1-5, Société Générale Financial Corporation, as initial holder of Note A-2-1, Note A-2-2 and Note A-2-3, and Bank of America, N.A., as initial holder of Note A-3-1, relating to the Stonebriar Centre Whole Loan.
Exhibit 4.12	Co-Lender Agreement, dated and effective as of August 9, 2024, by and between Bank of Montreal, as Initial Note A-1 Holder, Bank of Montreal, as Initial Note A-2 Holder, and Bank of Montreal, as Initial Note A-3 Holder.
Exhibit 4.13	Agreement Between Noteholders, dated as of July 31, 2024, by and between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Note A-1-A Holder and Initial Agent, UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Note A-1-B Holder, and UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-2 Holder.
Exhibit 4.14	Agreement Between Note Holders, dated as of August 6, 2024, by and between German American Capital Corporation, as Initial Note A-1 Holder, Initial Note A-2 Holder, Initial Note A-3 Holder, Initial Note A-4 Holder and Initial Note A-5 Holder, Starwood Mortgage Capital LLC, as Initial Note A-6 Holder, Initial Note A-7 Holder, Initial Note A-8 Holder, Initial Note A-9 Holder, Initial Note A-10 Holder and Initial Note A-11 Holder, Wells Fargo Bank, National Association, as Initial Note A-12 Holder, Initial Note A-13 Holder, Initial Note A-14 Holder, Initial Note A-15 Holder and Initial Note A-16 Holder, Bank of America, N.A., as Initial Note A-17 Holder, Initial Note A-18 Holder, Initial Note A-19 Holder, Initial Note A-20 Holder and Initial Note A-21 Holder, and CPPIB Credit Investments III Inc., and Note B Holder.

Exhibit 4.15	Co-Lender Agreement, dated as of September 9, 2024 by and between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Note A-1 Holder and Initial Agent, and UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Note A-2 Holder.
Exhibit 4.16	Agreement Between Note Holders, dated as of April 5, 2024, by and between Bank of Montreal, Barclays Capital Real Estate Inc., Societe Generale Financial Corporation, and KeyBank National Association.
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated September 16, 2024.
Exhibit 99.1	Mortgage Loan Purchase Agreement, dated and effective as of September 27, 2024, among Barclays Capital Real Estate Inc., as seller, Barclays Capital Holdings Inc., and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated and effective as of September 27, 2024, between Argentic Real Estate Finance 2 LLC, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.3	Mortgage Loan Purchase Agreement, dated and effective as of September 27, 2024, between Starwood Mortgage Capital LLC, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.4	Mortgage Loan Purchase Agreement, dated and effective as of September 27, 2024, between KeyBank National Association, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.5	Mortgage Loan Purchase Agreement, dated and effective as of September 27, 2024, among Societe Generale Financial Corporation, as seller, Société Générale, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.6	Mortgage Loan Purchase Agreement, dated and effective as of September 27, 2024, between German American Capital Corporation, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.7	Mortgage Loan Purchase Agreement, dated and effective as of September 27, 2024, between LMF Commercial, LLC, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.8	Mortgage Loan Purchase Agreement, dated and effective as of September 27, 2024, between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.

Exhibit 99.9	Mortgage Loan Purchase Agreement, dated and effective as of September 27, 2024, among BSPRT CMBS Finance, LLC, as seller, Franklin BSP Realty Trust, Inc. and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.10	Mortgage Loan Purchase Agreement, dated and effective as of September 27, 2024, between Bank of Montreal, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.11	Mortgage Loan Purchase Agreement, dated and effective as of September 27, 2024, between Citi Real Estate Funding Inc., as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 18, 2024	Barclays Commercial Mortgage Securities LLC
(Registrant)

	By:	/s/ Daniel Schmidt
		Name:	Daniel Schmidt
		Title:	Vice President

BBCMS 2024-5C29: FORM 8-K